MUNIVEST
NEW YORK
INSURED
FUND, INC.









FUND LOGO









Annual Report

October 31, 1996




Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank &Trust Company
One State Street
New York, NY 10004

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

NYSE Symbol
MVY



This report, including the financial information herein, is transmitted to the shareholders of MuniVest New York Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniVest New York
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper

MUNIVEST NEW YORK INSURED FUND, INC.



The Benefits and
Risks of
Leveraging

MuniVest New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds bonds. The interest earned on in long-term municipal these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock.
However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common
Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

Important Tax
Information
(unaudited)


All of the net investment income distributions paid by MuniVest New York Insured Fund, Inc. during its taxable year ended October 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.




DEAR SHAREHOLDER


For the year ended October 31, 1996, the Common Stock of MuniVest
New York Insured Fund, Inc. earned $0.730 per share income dividends, which included earned and unpaid dividends of $0.061. This represents a net annualized yield of 5.57%, based on a month-end per share net asset value of $13.11. Over the same period, the total investment return on the Fund's Common Stock was +6.04%, based on a change in per share net asset value from $13.14 to $13.11, and assuming reinvestment of $0.731 per share income dividends.

For the six-month period ended October 31, 1996, the total investment return on the Fund's Common Stock was +6.73%, based on a change in per share net asset value from $12.66 to $13.11, and assuming reinvestment of $0.356 per share income dividends.

For the six-month period ended October 31, 1996, the Fund's Auction Market Preferred Stock had an average yield of 3.42%.

The Municipal Market Environment
Municipal bond yields generally moved lower during the six-month period ended October 31, 1996. Long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined approximately 35 basis points (0.35%) to end the October period at approximately 5.94%. The municipal bond market exhibited considerable weekly yield volatility over the last six months with bond yields vacillating as much as 20 basis points. This ongoing volatility was in response to fluctuating evidence regarding the degree to which recent economic growth will result in any significant increase in inflationary pressures. Much of the evidence supporting stronger growth centered around the strong employment growth seen in April and June and bond yields rose in response. Other, more recent, economic indicators suggested that economic growth will not be excessive and inflationary pressures will remain well-contained. This continued benign inflationary environment supported lower tax-exempt bond yields in recent months. US Treasury bond yields exhibited similar, albeit greater, volatility during the period ended October 31, 1996 falling over 20 basis points to end the period at 6.64%. Over the past six months, tax-exempt bond yields registered significantly greater declines than shown by the US Treasury bond market. This relative outperformance by the municipal bond market was largely the result of the strong technical support the tax-exempt market enjoyed throughout most of 1996. Perhaps most significantly, the pace of new bond issuance recently slowed.

Over the last year, approximately $180 billion in long-term municipal securities was issued, an increase of over 25% compared to the same period a year ago. Much of this increase was the result of issuers seeking to refinance their existing higher-couponed debt as interest rates declined in 1995 and early 1996. As interest rates rose, these financings became increasingly economically impractical, and issuance declined. Over the last six months, approximately $90 billion in long-term tax-exempt securities was underwritten, an increase of 5% versus the comparable period a year earlier. Only $41 billion in tax-exempt securities was issued in the last three months, a 3% decline in issuance compared to the October 31, 1995 quarter.

At the same time, investor demand remained consistently strong. With nominal new-issue yields generally above 6%, retail investor interest was steady. Additionally, investors received over $50 billion this June and July in assets derived from coupon income, bond maturities, and proceeds from early redemptions. Annual new bond issuance declined in recent years and is expected to remain below levels seen in the early 1990s. Consequently, as the higher-couponed bonds issued in the early-to-mid 1980s were redeemed at their first optional call dates, the total number of outstanding tax-exempt bonds has declined. This combination of a declining net supply and significant amounts of assets available for investment helped maintain investor demand in recent months.

It is unlikely that the municipal bond market will continue to significantly outperform US Treasury securities in the near future. The tax-exempt bond market's recent performance led to the yield ratio between long-term taxable and tax-exempt securities falling from in excess of 90% to approximately 85%. While historically still very attractive, some institutional investors, particularly short-term traders, began to view the tax-exempt bond market's recent outperformance as an opportunity to sell a relatively expensive asset. However, to the long-term investor, such a sale would represent the loss of an attractively priced asset which may not be easily replaced given the relative scarcity of municipal bonds under present supply conditions.

Looking forward, no clear consensus for the direction of interest rates currently exists. Perhaps, the primary focus going forward will be the extent to which the increase in interest rates seen thus far in 1996 will negatively impact future economic growth. Should growth slow in the interest rate-sensitive sectors of the economy, like housing, auto, and consumer spending, as many economists assert is likely, then bond yields are likely to decline. Under such a scenario, the municipal bond market's performance is likely to closely mirror that of the US Treasury bond market.

Portfolio Strategy
For the 12 months ended October 31, 1996, we managed the Fund with the intention of sustaining an attractive level of tax-exempt income while trying to achieve an above-average total return. We entered the 12-month period optimistic that interest rates would decline. This opinion was based on the belief that higher interest rates earlier in the year would cause a drag on the economy. To take advantage of this scenario, we extended the Fund's duration and lowered our cash reserve position to a minimal level. From October 1995 to January 1996, the impression that the economy had slowed and that there was no inflation on the horizon was enough to lower interest rates by almost 50 basis points. Two rounds of Federal Reserve Board easings in December 1995 and January 1996 made investors complacent. This set the stage for a sudden loss of investor confidence as an undeniably strong employment number in March blindsided the market and began a period of extreme volatility, which continued through the end of October. Looking ahead, we expect this volatility to continue, and our portfolio strategy is expected to remain neutral until the direction of the economy becomes clearer.

In Conclusion
We appreciate your ongoing interest in MuniVest New York Insured
Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President





(Roberto Roffo)
Roberto Roffo
Portfolio Manager


November 22, 1996



We are pleased to announce that Roberto Roffo is responsible for the day-to-day management of MuniVest New York Insured Fund, Inc. Mr. Roffo has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1996 as Vice President and Portfolio Manager and was Assistant Portfolio Manager thereof from 1992 to 1996. Prior thereto, he was Operations Manager with State Street Bank and Trust Company.



Portfolio Abbreviations

To simplify the listings of MuniVest New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
IDA     Industrial Development Authority
RIB     Residual Interest Bonds
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                 (in Thousands)
                 S&P      Moody's   Face                                                                        Value
STATE            Ratings  Ratings  Amount    Issue                                                            (Note 1a)
New York--98.6%  AAA      Aaa     $ 1,400    Battery Park City Authority, New York, Revenue Refunding
                                             Bonds, Senior Series A, 5.70% due 11/01/2020 (e)                   $  1,387

                 AAA      Aaa       2,400    Clifton Park, New York, Water Authority, Water System Revenue
                                             Bonds, Series A, 6.375% due 10/01/2002 (b)(g)                         2,666

                                             Metropolitan Transportation Authority, New York, Commuter
                                             Facilities Revenue Bonds:
                 AAA      Aaa       2,000      (Grand Central Terminal), Series 1, 5.70% due 7/01/2024 (f)         1,981
                 AAA      Aaa       2,990      Refunding, Series A, 6.125% due 7/01/2012 (e)                       3,099
                 AAA      Aaa       4,860      Series A, 6.10% due 7/01/2026 (b)                                   5,040

                 AAA      Aaa       6,485    Metropolitan Transportation Authority, New York, Dedicated
                                             Tax Fund, Series A, 5.25% due 4/01/2026 (e)                           6,132

                 AAA      Aaa       5,000    Metropolitan Transportation Authority, New York, Transport
                                             Facilities Revenue Bonds, Series O, 6.375% due 7/01/2020 (e)          5,333

                 AAA      Aaa       3,685    Nassau County, New York, UT, Series P, 6.50% due 11/01/2011 (b)       4,125

                 AAA      Aaa       2,000    New York City, New York, Educational Construction Fund
                                             Revenue Bonds, Senior Sub-Series B, 5.625% due 4/01/2013 (e)          2,011

                 AAA      Aaa       5,000    New York City, New York, IDA, Civic Facilities Revenue Bonds
                                             (USTA National Tennis Center Project), 6.375% due 11/15/2014 (f)      5,346

                 A-       A         3,000    New York City, New York, Municipal Water Finance Authority,
                                             Water and Sewer System Revenue Bonds, RIB, 7.868% due
                                             6/15/2025 (h)                                                         3,057

                 A1+      VMIG1++   2,700    New York City, New York, Trust Cultural Resource Revenue Bonds
                                             (Soloman R. Guggenheim), VRDN, Series B, 3.40% due 12/01/2015 (a)     2,700

                                             New York City, New York, UT, Series B (Fiscal 92):
                 BBB+     Baa1      5,000      7.50% due 2/01/2006                                                 5,550
                 AAA      Aaa       2,000      7% due 2/01/2017 (c)                                                2,231
                 AAA      Aaa       2,000      7% due 2/01/2018 (c)                                                2,231

                                             New York City, New York, UT, Series C, Sub-Series C-1 (e)(g):
                 AAA      Aaa       4,455      6.375% due 8/01/2002                                                4,916
                 AAA      Aaa       5,625      6.375% due 8/01/2002                                                6,207

                 AAA      Aaa       1,500    New York State Dormitory Authority, Lease Revenue Refunding
                                             Bonds (State University Dormitory Facilities), Series A, 5.30%
                                             due 7/01/2024 (c)                                                     1,433

                                             New York State Dormitory Authority Revenue Bonds:
                 AAA      Aaa       1,000      (City University System), Second Generation, Series A, 5.375%
                                               due 7/01/2014 (b)                                                     980
                 AAA      Aaa       5,915      (City University System), Third Generation Resources, Series 2,
                                               6.875% due 7/01/2014 (e)                                            6,606
                 A1+      VMIG1++     500      (Cornell University), VRDN, Series B, 3.40% due 7/01/2025 (a)         500
                 AAA      Aaa       2,000      (Mental Health Services Facilities Improvement), Series B,
                                               5.125% due 8/15/2021 (e)                                            1,868
                 AAA      Aaa         900      Refunding (Long Beach Medical Center), 5.625% due 8/01/2022 (d)(e)    885
                 AAA      Aaa       1,500      Refunding (State University Educational Facilities),
                                               Series A, 5.50% due 5/15/2010 (b)                                   1,530
                 AAA      Aaa       4,500      Refunding (State University Educational Facilities),
                                               Series A, 5.875% due 5/15/2011 (b)                                  4,732

                 AAA      Aaa       5,000    New York State Energy Research and Development Authority,
                                             Gas Facilities Revenue Bonds (Brooklyn Union Gas Company),
                                             AMT, Series B, 6.75% due 2/01/2024 (e)                                5,418

                                             New York State Local Government Assistance Corporation, VRDN (a):
                 A1+      VMIG1++   2,000      Series B, 3.50% due 4/01/2025                                       2,000
                 A1+      VMIG1++   2,000      Series G, 3.40% due 4/01/2025                                       2,000

                                             New York State Medical Care Facilities Finance Agency
                                             Revenue Bonds:
                 AAA      Aaa       4,600      (New York Hospital Mortgage), Series A, 6.80% due
                                               8/15/2024 (c)(d)                                                    5,078
                 AAA      Aaa       2,000      (New York Hospital Mortgage), Series A, 6.50% due
                                               8/15/2029 (c)(d)                                                    2,152
                 AAA      Aaa       4,000      Refunding (Mental Health Services), Series F, 5.25% due
                                               2/15/2021 (f)                                                       3,745

                                             New York State Mortgage Agency, Homeowner Mortgage
                                             Revenue Bonds:
                 NR*      Aa        3,490      AMT, Series 50, 6.625% due 4/01/2025                                3,668
                 NR*      Aa        1,000      AMT, Series 58, 6.40% due 4/01/2027                                 1,028
                 AAA      Aaa       1,000      Series 43, 6.45% due 10/01/2017 (e)                                 1,048

                 AAA      VMIG1++   2,900    New York State Thruway Authority, General Revenue Bonds,
                                             VRDN, 3.55% due 1/01/2024 (a)(b)                                      2,900

                                             New York State Urban Development Corporation, Revenue Refunding
                                             Bonds (Correctional Capital Facilities), Series A:
                 AAA      Aaa       1,295      5.25% due 1/01/2014 (f)                                             1,262
                 AAA      Aaa       6,000      5% due 1/01/2017 (c)                                                5,547

                 AAA      Aaa       1,000    Niagara Falls, New York, Water Treatment Plant, UT, AMT,
                                             7.25% due 11/01/2010 (e)                                              1,175

                 AAA      Aaa       3,000    Port Authority of New York and New Jersey, Consolidated
                                             Revenue Bonds, 72nd Series, 7.40% due 10/01/2002 (c)(g)               3,465

                 A1+      VMIG1++   1,000    Port Authority of New York and New Jersey, Special Obligation
                                             Revenue Bonds (Versatile Structure Obligation), VRDN, AMT,
                                             Series 1, 3.55% due 8/01/2028 (a)                                     1,000

                 A1+      VMIG1++   3,700    Syracuse, New York, IDA, Civic Facility Revenue Bonds (Multi-Modal
                                             Syracuse University Project), VRDN, 3.40% due 3/01/2023 (a)           3,700

                 AAA      Aaa       2,000    Triborough Bridge and Tunnel Authority, New York, General
                                             Purpose Revenue Refunding Bonds, Series Y, 6.125% due
                                             1/01/2021 (i)                                                         2,155

                                             Triborough Bridge and Tunnel Authority, New York, Special
                                             Obligation Refunding Bonds:
                 AAA      Aaa       5,475      Series A, 6.625% due 1/01/2017 (e)                                  5,912
                 AAA      Aaa       5,150      Series B, 6.875% due 1/01/2015 (c)                                  5,652

                 Total Investments (Cost--$134,162)--98.6%                                                       141,451

                 Other Assets Less Liabilities--1.4%                                                               2,006
                                                                                                                --------
                 Net Assets--100.0%                                                                             $143,457
                                                                                                                ========

              (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
              (b)FGIC Insured.
              (c)AMBAC Insured.
              (d)FHA Insured.
              (e)MBIA Insured.
              (f)FSA Insured.
              (g)Prerefunded.
              (h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
              (i)CAPMAC Insured.
                *Not Rated.
               ++Highest short-term rating by Moody's Investors Service, Inc.
              Ratings of issues shown have not been audited by Ernst & Young LLP.

              See Notes to Financial Statements.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 1996
Assets:             Investments, at value (identified cost--$134,161,954) (Note 1a)                         $141,451,415
                    Cash                                                                                          33,186
                    Interest receivable                                                                        2,268,015
                    Deferred organization expenses (Note 1e)                                                       9,369
                    Prepaid expenses and other assets                                                             11,668
                                                                                                            ------------
                    Total assets                                                                             143,773,653
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                  $    188,695
                      Investment adviser (Note 2)                                                60,559          249,254
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        66,902
                                                                                                            ------------
                    Total liabilities                                                                            316,156
                                                                                                            ------------


Net Assets:         Net assets                                                                              $143,457,497
                                                                                                            ============


Capital:            Capital Stock (200,000,000 shares authorized)(Note 4):
                      Preferred Stock, par value $.05 per share (1,960 shares of AMPS*
                      issued and outstanding at $25,000
                      per share liquidation preference)                                                     $ 49,000,000
                      Common Stock, par value $.10 per share (7,204,432 shares
                      issued and outstanding)                                              $    720,443
                    Paid-in capital in excess of par                                        100,237,381
                    Undistributed investment income--net                                        497,680
                    Accumulated realized capital losses on investments--net (Note 5)        (14,287,468)
                    Unrealized appreciation on investments--net                               7,289,461
                                                                                           ------------
                    Total--Equivalent to $13.11 net asset value per share of
                    Common Stock (market price--$11.875)                                                      94,457,497
                                                                                                            ------------
                    Total capital                                                                           $143,457,497
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 1996
Investment          Interest and amortization of premium and discount earned                                $  8,043,036
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    715,682
                    Commission fees (Note 4)                                                    124,323
                    Professional fees                                                            78,169
                    Accounting services (Note 2)                                                 40,036
                    Printing and shareholder reports                                             35,574
                    Transfer agent fees                                                          34,461
                    Directors' fees and expenses                                                 22,766
                    Listing fees                                                                 16,170
                    Custodian fees                                                               12,124
                    Amortization of organization expenses (Note 1e)                               6,292
                    Pricing fees                                                                  5,798
                    Other                                                                        13,734
                                                                                           ------------
                    Total expenses                                                                             1,105,129
                                                                                                            ------------
                    Investment income--net                                                                     6,937,907
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            945,584
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (1,135,178)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  6,748,313
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                     For the Year Ended
                                                                                                        October 31,
                    Increase (Decrease) in Net Assets:                                             1996             1995
Operations:         Investment income--net                                                 $  6,937,907     $  7,244,028
                    Realized gain (loss) on investments--net                                    945,584       (8,401,860)
                    Change in unrealized appreciation/depreciation on investments--net       (1,135,178)      18,187,404
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      6,748,313       17,029,572
                                                                                           ------------     ------------


Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (5,270,028)      (5,428,929)
(Note 1f):            Preferred Stock                                                        (1,702,965)      (1,838,960)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                          (6,972,993)      (7,267,889)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                    (224,680)       9,761,683
                    Beginning of year                                                       143,682,177      133,920,494
                                                                                           ------------     ------------
                    End of year*                                                           $143,457,497     $143,682,177
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    497,680     $    532,766
                                                                                           ============     ============


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                                                                                 For the
                                                                                                                  Period
                    The following per share data and ratios have been derived                                   April 30,
                    from information provided in the financial statements.            For the Year Ended        1993++ to
                                                                                         October 31,             Oct. 31,
                    Increase (Decrease) in Net Asset Value:                      1996       1995        1994       1993
Per Share           Net asset value, beginning of period                      $  13.14   $  11.79    $  14.90   $  14.18
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .97       1.00        1.03        .48
                    Realized and unrealized gain (loss) on
                    investments--net                                              (.03)      1.36       (3.06)       .80
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .94       2.36       (2.03)      1.28
                                                                              --------   --------    --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                                      (.73)      (.75)       (.86)      (.34)
                      Realized gain on investments--net                             --         --        (.04)        --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions to
                    Common Stock shareholders                                     (.73)      (.75)       (.90)      (.34)
                                                                              --------   --------    --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                                    --         --          --       (.03)
                                                                              --------   --------    --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred Stock
                      shareholders:
                        Investment income--net                                    (.24)      (.26)       (.17)      (.06)
                        Realized gain on investments--net                           --         --        (.01)        --
                      Capital charge resulting from issuance of
                      Preferred Stock                                               --         --          --       (.13)
                                                                              --------   --------    --------   --------
                    Total effect of Preferred Stock activity                      (.24)      (.26)       (.18)      (.19)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  13.11   $  13.14    $  11.79   $  14.90
                                                                              ========   ========    ========   ========
                    Market price per share, end of period                     $ 11.875   $  12.00    $  10.50   $  14.75
                                                                              ========   ========    ========   ========

Total Investment    Based on market price per share                              5.17%     21.97%     (23.65%)      .59%+++
Return:**                                                                     ========   ========    ========   ========
                    Based on net asset value per share                           6.04%     18.94%     (15.13%)     7.49%+++
                                                                              ========   ========    ========   ========


Ratios to Average   Expenses, net of reimbursement                                .77%       .75%        .64%       .35%*
Net Assets:***                                                                ========   ========    ========   ========
                    Expenses                                                      .77%       .77%        .74%       .79%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       4.83%      5.22%       5.06%      4.75%*
                                                                              ========   ========    ========   ========


Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                                     $ 94,457   $ 94,682    $ 84,920   $106,279
                                                                              ========   ========    ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                            $ 49,000   $ 49,000    $ 49,000   $ 49,000
                                                                              ========   ========    ========   ========
                    Portfolio turnover                                         109.89%    192.08%      74.77%     10.81%
                                                                              ========   ========    ========   ========


Leverage:           Asset coverage per $1,000                                 $  2,928   $  2,932    $  2,733   $  3,169
                                                                              ========   ========    ========   ========


Dividends           Investment income--net                                    $    869   $    938    $    610   $    242
Per Share on                                                                  ========   ========    ========   ========
Preferred Stock
Outstanding:++++++

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on June 1, 1993.
              ++++++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
MuniVest New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



NOTES TO FINANCIAL STATEMENTS (concluded)


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $144,375,324 and $153,429,496, respectively.

Net realized and unrealized gains as of October 31, 1996 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments            $    936,094   $  7,289,461
Financial futures contracts             9,490             --
                                 ------------   ------------
Total                            $    945,584   $  7,289,461
                                 ============   ============


As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $7,289,461, of which $7,299,693 related to appreciated securities and $10,232 related to depreciated securities. The aggregate cost of investments October 31, 1996 for Federal income tax purposes was $134,161,954.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the year ended October 31, 1996, shares issued and outstanding remained constant at 7,204,432. At October 31, 1996, total paid-in capital amounted to $100,957,824.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1996 was 3.012%.

As of October 31, 1996, there were 1,960 AMPS authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1996, MLPF&S, an affiliate of FAM, earned $64,709 as commissions.


5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $12,812,000, of which $5,834,000 expires in 2002 and $6,978,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.


6. Reorganization Plan:
On May 3, 1996, the Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniYield New York Insured Fund II, Inc. would acquire substantially all of the assets and liabilities of the Fund and MuniYield New York Insured Fund III, Inc. in exchange for newly issued shares of MuniYield New York Insured Fund II, Inc. MuniYield New York Insured Fund II, Inc. and MuniYield New York Insured Fund III, Inc. are registered, non-diversified, closed-end management investment companies. All three entities have a similar investment objective and are managed by FAM.


7. Subsequent Event:
On November 8, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.060916 per share, payable on November 27, 1996 to shareholders of record as of November 18, 1996.



<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniVest New York Insured Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniVest New York Insured Fund, Inc., including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniVest New York Insured Fund, Inc. at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.



(Ernst & Young LLP)

Princeton, New Jersey
November 26, 1996
</AUDIT-REPORT>